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                      SETTLEMENT AGREEMENT
                      --------------------


     THIS SETTLEMENT AGREEMENT ("Agreement") is made and entered into as of April 24, 1997, by and between AMERCO, a Nevada

corporation ("AMERCO" or the "Company"), and Sophia M. Shoen

("Sophia").

                            RECITALS
                            --------

     WHEREAS,  Sophia previously initiated a private arbitration against AMERCO, JAMS/ENDISPUTE Link No. 940517195 (the

"Arbitration"), alleging that AMERCO had breached that certain

Share Repurchase and Registration Rights Agreement dated as of

May 1, 1992 (the "Rights Agreement"); and

     WHEREAS, Sophia previously initiated litigation against

AMERCO in the Second Judicial District Court of the State of

Nevada, Case No. CV 96-01628 (the "Nevada Action"), arising out of the Arbitration; and

     WHEREAS, AMERCO previously initiated an appeal to the Nevada

Supreme Court, Case No. 30110 (the "Nevada Appeal"), arising out of the Nevada Action; and

     WHEREAS, AMERCO has denied and continues to deny any

wrongful conduct on its part in connection with the Rights

Agreement, as asserted in the Arbitration and related court

proceedings referred to above; and

     WHEREAS, the parties hereto desire to resolve all disputes and claims currently existing between them in connection with the

Rights Agreement, the Arbitration, the Nevada Action and the

Nevada Appeal; and
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     WHEREAS, by resolving such disputes, Sophia and Sophia's

employee, Margie Van Nort, will be spared the inconvenience and expense of being called upon to be deposed, to testify and to produce records or documents in response to subpoenas or other discovery procedures.

     NOW, THEREFORE, in consideration of the mutual promises

hereinafter set forth, and intending to be legally bound, the parties agree as follows:

                            AGREEMENT
                            ---------
     1.   Payment.  Upon execution of this Agreement and the
          -------
stipulations of dismissal hereinafter referred to, by all

intended signatories to each, AMERCO shall pay Sophia the total sum of One Million Two Hundred Fifty Thousand Dollars

($1,250,000.00).

     2.   Dissolution of the Rights Agreement.  Sophia and AMERCO
          -----------------------------------
agree that the Rights Agreement and all rights, restrictions and obligations thereunder are dissolved, canceled and terminated in their entirety.

     3.   Release by Sophia of Claims Asserted In or Arising Out
          ------------------------------------------------------
of the Rights Agreement, the Arbitration, the Nevada Action or
--------------------------------------------------------------
the Nevada Appeal.  Sophia does hereby release and forever
-----------------
discharge AMERCO and its past and present officers, directors,

attorneys, representatives, employees, affiliates, agents,

servants, insurers, predecessors in interest, successors, heirs,

executors, indemnitors and assigns, all of whom are recognized as third-party beneficiaries to this Agreement, of and from any and all manner of actions, causes of action, suits, claims, demands,

obligations, liability, damages, costs and expenses of any nature whatsoever, known or unknown, anticipated or unanticipated,
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suspected or unsuspected, which Sophia had, now has or which may hereafter accrue, upon or by reason of any matter, cause or thing which was or could have been asserted in, which arises out of; or

which is related to the Rights Agreement, the Arbitration, the

Nevada Action and/or the Nevada Appeal.

     4.   Release by AMERCO of Claims Asserted In or Arising Out
          ------------------------------------------------------
of the Rights Agreement, the Arbitration, the Nevada Action or
--------------------------------------------------------------
the Nevada Appeal.  AMERCO does hereby release and forever
-----------------
discharge Sophia and her attorneys, representatives, employees,

affiliates, agents, servants, insurers, predecessors in interest,

successors, heirs, executors, indemnitors and assigns, all of whom are recognized as third-party beneficiaries to this

Agreement, of and from any and all manner of actions, causes of action, suits, claims, demands, obligations, liability, damages,

costs and expenses of any nature whatsoever, known or unknown,

anticipated or unanticipated, suspected or unsuspected, which

AMERCO had, now has or which may hereafter accrue, upon or by reason of any matter, cause or thing which was or could have been asserted in, which arises out of, or which is related to the

Rights Agreement, the Arbitration, the Nevada Action and/or the

Nevada Appeal.

     5.   Dismissal of the Arbitration, the Nevada Action and the
          -------------------------------------------------------
Nevada Appeal.  The Arbitration, the Nevada Action and the Nevada
-------------
Appeal shall each be dismissed with prejudice, each party to bear its own costs and fees, all in accordance with the forms of

Stipulation for Dismissal attached hereto as Exhibits 1, 2, and

3, respectively, which each party shall cause its counsel to sign and file with the appropriate court or arbitral body.
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     6.   Authority.  Each party for itself; its heirs, personal
          ---------
representatives, successors and assigns, hereby represents and warrants that it has the full capacity and authority to enter into, execute, deliver and perform this Agreement, that such execution, delivery and performance does not violate any

contractual or other obligation by which it is bound, and that this Agreement constitutes an agreement binding upon, and

enforceable against, that party.  Each person signing below on behalf of an entity hereby personally guarantees that he/she has the authority to sign this document on behalf of the entity for which he/she is signing and that his/her signature legally binds the entity to the terms hereof.

     7.   Circumstances of Negotiation.  The parties to this
          ----------------------------
Agreement recognize and hereby acknowledge that the negotiations leading up to this Agreement were conducted regularly and at arms' length. The parties to this Agreement represent that

neither they nor the attorneys acting on their behalf, have made any statement, representation, or promise regarding any fact relied upon by any other party in entering into this Agreement,

and they have not relied upon any statement, representation, or promise made by any other party, except for those statements,

representations, and promises contained in this Agreement.  The undersigned parties further represent and declare that they have read this Agreement in its entirety, and that they fully

understand and voluntarily adopt as their own the representations and statements made herein.

     8.   No Admission of Wrongdoing. The parties to this
          --------------------------
Agreement, and each of them, understand and agree that this is a compromise settlement of disputed claims

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and that the promises of this Agreement shall not be construed to be an admission of any liability or obligation whatsoever by any party to any other party or any other person whomsoever.

     9.   Entire Agreement.  This Agreement is the entire
          ----------------
agreement between the parties hereto relating the subject matter hereof and, as such, supersedes all prior oral and written

agreements or understandings between the parties regarding such matters. This Agreement may not hereafter be modified except in a writing signed by all parties hereto.

     10.  Counterparts.  For the convenience of the parties, this
          ------------
Agreement may be executed by the parties in separate

counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together constitute but one and the same instrument.  All signatures need not be on the same counterpart.

     11.  Headings.  All headings and titles for convenience only
          --------
and neither limit, amplify or in any way modify the provisions of the Agreement itself.

     12.  Successors and Assigns.  This Agreement shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective personal representatives, heirs and devisees.

This Agreement or any rights or obligations under it may not be assigned by any party without the prior written consent of the parties.

     13.  Governing Law.  This Agreement is to be construed and
          -------------
interpreted in

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accordance with the laws of the State of Arizona.

     IN WITNESS WHEREOF the undersigned have executed this

Agreement as of the date set forth opposite their names below.



                                   AMERCO, a Nevada corporation



Dated:         July 7, 1997         By:  /s/ Edward J. Shoen
       ---------------------           ----------------------------
                                         Edward J. Shoen, President



Dated:      July 7, 1997                 /s/ Sophia M. Shoen
       ---------------------           ----------------------------
                                         Sophia M. Shoen